UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): October 31, 2011

ASIARIM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-147187	83-0500896
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1601, 16/F Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+852 6346-1894

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2011, pursuant to the Company's Articles, the majority shareholders of Asiarim passed the following actions:-

1) Removed Dr. Joannes C.M. Hovers as Director, Chairman, President and Chief Executive Officer of the Company,

2) Removed Mr. Eugene van Os as Treasurer, Secretary, and Chief Financial Officer of the Company,

3) Elected Messrs. XU Xiong, Su Yo Donald RUAN and Ben van WIJHE as Directors of the Company to serve until the earlier of the next Annual General Meeting,

4) Elected Mr. Ben van Wijhe as Acting Chairman, President, and Chief Executive Officer of the Company, and

5) Elected Mr. Xu Xiong as Treasurer, Secretary, and Chief Financial Officer of the Company.

Mr. Ben van Wijhe, aged 45, has been the Chairman and CEO of Asiarim Corporation from August 2009 to July 2011. Mr. van Wijhe is also the President & Chief Executive Officer of Commodore International Corporation ("CIC"). CIC is an investment holding company that previously held the right for Commodore and develops innovative hardware products and digital media services. CIC is a Pinksheet company that is quoted on the OTC bulletin board. Mr. Van Wijhe has broad general management experience and proven ability to execute and deliver in digital media, telecom and technology sector.

Mr. Donald RUAN, aged 65, has been a director of Asiarim from September 2010 to July 2011. Mr Ruan is a partner at Unico/Unind Int. and Executive VP at Taiwan and Hong Kong Trading Co., a Taiwanese government own trading company. He has been CEO of ProView Tech., KDS, MAG Innovision, and CTX Int. in the United States. He was a board member of Waffer Int., and MAG Innovision. Mr. Ruan is the founder and CEO of Ascenda Corporation since 2001 and moved to China then, also served through 2004 as Chief Resident Representative in China for China Development Financial Holdings Corp of Taiwan, an arm of the banks in Taiwan and China. Mr. Ruan was educated both in Taiwan and the United States of America.

Mr. XU Xiong, aged 33, has been the managing director of Shenzhen C&A International Logistics Co., Ltd. in Shenzhen, China. Mr. Xu has extensive experience in the areas of sales, marketing and administration in the logistics industry in China and South East Asia. Mr. Xu is also the chairman and director, and Chief Executive Officer of Oakridge International Corporation, a Nevada incorporated company engaged in the business of environmental business. Mr. Xu holds a degree of Business Management from the Foshan University in China.

There is no family relationship among the directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2011	ASIARIM CORPORATION

By: /s/ Ben van Wijhe
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Name: Ben van Wijhe
Title: President and CEO